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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


                                      June 5, 1997
                              ---------------------------
                                    Date of Report
                           (Date of Earliest Event Reported)


                                     TOPRO, INC.
                -----------------------------------------------------
                (Exact name of Registrant as specified in its charter)


           Colorado                     0-19167              84-1042227
---------------------------------   ---------------     ---------------------
(State or other jurisdiction of      (Commission          (I.R.S. Employer
  incorporation or organization)       File No.)              I. D. Number)


2525 West Evans Avenue, Denver, Colorado                           80219
------------------------------------------                       ----------
(Address of principal executive offices)                         (zip code)

                                   (303) 935-1221
                  --------------------------------------------------
                 (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

    On June 5, 1997 Topro, Inc. announced changes to its Board of Directors and the appointment of a Chief Financial Officer. Information concerning these events is incorporated by reference from the Press Release dated June 5, 1997, which is filed as Exhibit 20.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits.  The following exhibit is filed with this Report:

              20.1 Press Release dated June 5, 1997


                                      SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Topro, Inc.

Date: June 5, 1997                     By:   /s/ John Jenkins
     -------------                        ---------------------------------
                                          John Jenkins
                                          President and CEO





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